1 Unless otherwise specified, comparisons in this presentation are between 3Q25 and 3Q26. Third Quarter 2026 Financial and operating results for the period ended September 30, 2026 October 29, 2026

2 Certain statements made in this presentation should be considered forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These include statements about future results of operations and capital plans. We caution investors that these forward-looking statements are not guarantees of future performance, and actual results may differ materially. Investors should consider the important risks and uncertainties that may cause actual results to differ, including those included in our press release issued on October 29, 2026, our Quarterly Reports on Form 10-Q, our Annual Report on Form 10-K and other filings we make with the Securities and Exchange Commission. We assume no obligation to update this presentation, which speaks as of today’s date. Forward-Looking Statements This presentation contains financial measures that differ from the comparable measures under Generally Accepted Accounting Principles (GAAP). Reconciliations between those non-GAAP measures and the comparable GAAP measures are included in the Appendix, or on the page such measure is presented. While management believes the measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered substitutes for the most directly comparable GAAP measures. Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investors – Financials – SEC Filings” section of CNO’s website, CNOinc.com. Non-GAAP Measures IMPORTANT LEGAL INFORMATION

3 OUR PURPOSE We secure the future of middle-income America. OUR MISSION We secure the future of middle-income America by providing insurance and financial services that help protect their health, income and retirement needs, while building enduring value for all our stakeholders.

4 1 A non-GAAP measure. See the Appendix for a reconciliation to the corresponding GAAP measure. Operational Highlights Financial Highlights QUARTER IN REVIEW Strong results continue; Raising full-year operating EPS guidance  Operating earnings per share (EPS)1 up 47%; Year-to-date up 43% – Sales momentum driving profitable growth – Continued strong underwriting and net investment income (NII) results – Operating return on equity (ROE) of 14.1%, excluding significant items1  In October, executed 3rd reinsurance transaction with Bermuda affiliate  Robust total capital position  Returned $77 million to shareholders  Book value per diluted share excluding AOCI1 of $41.29, up 8%  17th consecutive quarter of sales growth – Sales growth in most product categories – Career field agents delivered growth in every major product line across both Divisions – Broad-based momentum across asset accumulation products  15th consecutive quarter of growth in producing agent count (PAC)  Durable competitive moat generating consistent and repeatable sales growth

GROWTH SCORECARD

Sustained and repeatable growth

		2025			2026			Change
		3Q	4Q	FY	1Q	2Q	3Q	vs 3Q25
PRODUCTION	**New Annualized Premiums**[1]	**$125.1**	**$128.5**	**$479.2**	**$117.4**	**$127.7**	**$126.7**	**1.3%**
	Consumer	106.1	108.7	408.0	99.8	104.4	104.3	-1.7%
	Worksite	19.0	19.8	71.2	17.6	23.3	22.4	17.9%
	Annuity Collected Premiums	**$472.5**	**$508.3**	**$1,943.3**	**$433.8**	**$536.0**	**$514.0**	**8.8%**
	Fee Revenue[1,2]	**$33.0**	**$71.4**	**$185.3**	**$42.8**	**$18.5**	**$14.4**	**n/m**
	Consumer	26.2	71.4	163.7	42.8	18.5	14.4	-45.0%
	Worksite	6.8	--	21.6	--	--	--	n/m
	Policyholder and Client Assets	**$18,108**	**$18,307**	**--**	**$18,497**	**$19,395**	**$19,753**	**9.1%**
	Annuity Account Values	13,068	13,271	--	13,415	13,705	13,956	6.8%
	Client Assets in BD and Advisory[1]	5,040	5,036	--	5,082	5,690	5,797	15.0%
DISTRIBUTION	**Producing Agent Counts (PAC)**[1]	**4,928**	**5,016**	**--**	**4,967**	**5,125**	**5,123**	**4.0%**
	Consumer	4,518	4,612	--	4,566	4,697	4,689	3.8%
	Worksite	410	404	--	401	428	434	5.9%
INVESTMENTS & CAPITAL	**Average Book Value of Investments & Cash**	**$30,878**	**$31,462**	**--**	**$32,039**	**$32,712**	**$33,451**	**8.3%**
	Average Yield on Allocated Investments	**4.91%**	**4.92%**	**4.91%**	**4.88%**	**4.91%**	**4.91%**	**0 bps**
	New Money Rate	6.20%	6.11%	--	6.08%	6.16%	6.24%	4 bps
	Book Value per Diluted Share x AOCI[3]	**$38.10**	**$38.81**	**--**	**$38.98**	**$39.92**	**$41.29**	**8.4%**
	3-year CAGR	6.1%	6.8%	--	7.0%	7.3%	7.0%	--

(dollars in millions)

1 See page 25 for a glossary of terms and definitions.

2 Beginning in 4Q25, Worksite Division fee services revenue will be reported as non-operating due to the previously announced exit of the business.

3 Excluding accumulated other comprehensive income (loss) (a non-GAAP measure). See the Appendix for a reconciliation to the corresponding GAAP measure.

n/m Result not meaningful following the reclassification of Worksite fee revenue to non-operating results in 4Q25.

CNO FINANCIAL GROUP

5

6 CONSUMER DIVISION UPDATE 16th consecutive quarter of sales growth1; Continued strength in career field agent channel  PAC up 4%; 15th consecutive quarter of growth – Strong agent productivity and retention – Registered agents up 4%  Total Medicare policies sold up 20%  NAP generated from non-TV lead sources represented 71% of total D2C sales  Career field agent NAP up 13%  Health NAP up 7% – Medicare Supplement NAP up 41% – LTC NAP up 2%  Annuity collected premiums up 9% – Account values up 7%  Record client assets in brokerage and advisory, up 15% – Total accounts up 13% Operational Highlights Distribution Highlights 1 See page 25 for a glossary of terms and definitions.

7 WORKSITE DIVISION UPDATE 18th consecutive quarter of sales growth1; 8th consecutive quarter of double-digit growth  Career field agent NAP up 29%  Life and Health NAP up 18% – Life NAP up 59% – Hospital Indemnity NAP up 16% – Accident NAP up 16%  Record PAC, up 6%; 17th consecutive quarter of growth – Productivity up across all cohorts  NAP from new clients up 168% Operational Highlights Distribution Highlights 1 See page 25 for a glossary of terms and definitions.

FINANCIAL HIGHLIGHTS

Operating EPS excluding significant items[1] up 48%; Year-to-date up 45%

Earnings Results


Net operating earnings per share[1]
Excluding significant items
$1.29
$0.96
$1.90
$1.42
$2.94
$2.57
$4.20
$3.73
3Q25
3Q26
YTD 2025
YTD 2026

Net operating income[1]	$127.2	$179.1	$295.8	$399.9
Net operating income excluding significant items[1]	$95.0	$134.2	$258.3	$355.0
Net Income	$23.1	$161.1	$136.4	$324.7
Weighted average shares outstanding (in millions)	98.6	94.3	100.7	95.1

Highlights

- Operating EPS[1] of $1.90, up 47%
  - Net favorable results from annual actuarial review
- Operating EPS[1] of $1.42, up 48% excluding significant items
  - Strong sales contributing to growth in insurance product margin and net investment income
  - Improvement in net investment income not allocated led by alternative investment returns
  - Favorable expenses
- Announced 3rd reinsurance transaction with Bermuda affiliate
- $60 million of share repurchases
  - 4% reduction in weighted average diluted shares outstanding
- Maintained robust total capital position
- TTM operating ROE[1] of 15.4%; 14.1% excluding significant items

(dollars in millions, except per share amounts); TTM = trailing twelve months

1 A non-GAAP measure. See the Appendix for a reconciliation to the corresponding GAAP measure.

CNO FINANCIAL GROUP

8

INSURANCE PRODUCT MARGIN

Total margin up 7%, primarily driven by continued sales momentum

Insurance Product Margin Excluding Significant Items[1]

	3Q25	4Q25	1Q26	2Q26	3Q26
Annuity	**$56.3**	**$56.4**	**$58.5**	**$60.6**	**$67.4**
Fixed Indexed Annuities	$45.9	$46.4	$50.2	$49.2	$53.4
Fixed Interest Annuities	$8.5	$8.2	$7.3	$7.8	$9.2
Other Annuities	$1.9	$1.8	$1.0	$3.6	$4.8
Health	**$135.9**	**$139.4**	**$132.6**	**$147.2**	**$141.3**
Supplemental Health	$72.3	$74.1	$71.2	$70.1	$72.8
Medicare Supplement	$30.4	$28.6	$23.1	$36.5	$29.9
Long-term Care	$33.2	$36.7	$38.3	$40.6	$38.6
Life	**$67.0**	**$70.0**	**$65.8**	**$71.2**	**$68.0**
Interest Sensitive Life	$20.7	$24.8	$22.8	$26.4	$23.0
Traditional Life	$46.3	$45.2	$43.0	$44.8	$45.0
Total Margin	**$259.2**	**$265.8**	**$256.9**	**$279.0**	**$276.7**

Highlights

Annuity margin

- Fixed Indexed Annuities (FIA) – growth in the block and go-forward income pattern change from annual actuarial review
- Other Annuities – favorable reserve releases on closed block policies

Health margin

- Supplemental Health – growth in the block offset by less favorable morbidity
- Medicare Supplement – Higher morbidity, partially offset by growth in the block and implementation of rate increases
- LTC – growth in the block and lower morbidity

Life margin

- ISL – growth in the block and lower mortality
- Traditional Life – higher nondeferrable advertising expense

Annual actuarial review

- Current period net benefit of $56.3 million, reflecting broad-based favorable experience, partially offset by Medicare Supplement
- Quarterly go-forward income pattern changes
  - FIA +$3.5mm, Med Supp +$1mm

(dollars in millions)

1 Excludes impacts from the annual actuarial review. See the Appendix for a reconciliation to the corresponding GAAP measure and a breakdown of impacts by major product category.

CNO FINANCIAL GROUP

9

INVESTMENT RESULTS

Total net investment income[1] up 13%; 12th consecutive quarter of growth

Investment Income Allocated to Product Lines


+4%
$300.0
$200.0
$100.0
$-
$271.0
$282.6
3Q25
3Q26

- Average yield on allocated investments of 4.91% in 3Q26, unchanged from 3Q25
- Average net insurance liabilities[2] up 4.3%

Investment Income Not Allocated to Product Lines


+72%
$300.0
$200.0
$100.0
$-
$39.5
$68.1
3Q25
3Q26

- Favorable net investment income on alternative assets
- Higher FHLB and FABN funding and margins

Total Net Investment Income[1]


+13%
$300.0
$200.0
$100.0
$-
$310.5
$350.7
3Q25
3Q26

- New money rate of 6.24% in 3Q26, 15th consecutive quarter over 6%
- Average book value of invested assets up 8.3%
- Earned yield of 5.16% in 3Q26 vs. 4.77% in 3Q25

Annuity | Health | Life | Not allocated

(dollars in millions)

1 Reflects sum of allocated and non-allocated investment income. Refer to pages 15-17 of the financial supplement for more information on the components of net investment income.

2 Net insurance liabilities for the purpose of allocating investment income to product lines are equal to: (i) policyholder account values for interest sensitive products; (ii) total reserves before the fair value adjustments reflected in accumulated other comprehensive income (loss), if applicable, for all other products; less (iii) amounts related to reinsured business; (iv) deferred acquisition costs; (v) the present value of future profits; and (vi) the value of unexpired options credited to insurance liabilities.

CNO FINANCIAL GROUP

10

11 Debt to Capital2 Consolidated Risk Based Capital (RBC) Ratio1 Holding Company Liquidity 1 The ratio of the combined capital of the insurance companies to the minimum amount of capital appropriate to support the overall business operations, as determined based on the methodology developed by the National Association of Insurance Commissioners. 2 Excluding accumulated other comprehensive income (loss) (a non-GAAP measure). See the Appendix for a reconciliation to the corresponding GAAP measure. (dollars in millions)  Managing RBC Ratio in the range of 360% – 390%  RBC ratio variability expected in periods of market volatility  Target leverage of 25% - 28%  Debt covenant ceiling of 35%  $168 million in debt capacity to top of target leverage range  Target minimum holding company liquidity of $150 million  Liquidity backstopped by $250 million undrawn revolver  Staggered debt maturities in 2029 and 2034 CAPITAL AND LIQUIDITY OVERVIEW Robust total capital position Debt to capital2 excluding $500 million note that matured May 2025 $372 $351 $280 $233 $231 2024 2025 1Q26 2Q26 3Q26 32.1% 26.2% 26.4% 26.1% 25.7% 2024 2025 1Q26 2Q26 3Q26 25.6% 383% 380% 375% 377% 374% 2024 2025 1Q26 2Q26 3Q26

12 GUIDANCE Guidance excludes significant items Raising full-year operating EPS guidance 9% at the midpoint 2026 Operating Earnings 2026 Free Cash Flow / Excess Capital  $5.05 – $5.15 operating EPS  18.6% – 18.8% expense ratio  ~20.5% effective tax rate  $220 – $240 million free cash flow  360% – 390% RBC Ratio  $150 million minimum holding company liquidity  25% – 28% debt to total capital ratio Operating Return on Equity  2026 results expected to exceed 2027 target of 12.0%  Expect to establish new long-term operating ROE targets in February 2027, in line with our normal planning cadence

13 4 5 3 2 1 Exclusive middle-market focus and “last-mile” captive distribution create a durable competitive moat Significant demographic tailwinds Proven investment results built on a foundation of strong asset quality and disciplined management Strong balance sheet and robust free cash flow resilient against market events WHY INVEST IN CNO 6 Track record of execution and delivering on our promises Sustained growth while improving ROE and modernizing the business

14 Questions and Answers

15  Cash Flow Profile Slide 16  Broker-Dealer/Registered Investment Advisor Slide 17  Expense Ratio Slide 18  Portfolio Composition Slide 19  New Money Summary Slide 20  Private Credit Slide 21  Financial Results Seasonality Slide 22  Long-Term Care Insurance Slide 23  Tax Asset Summary Slide 24  Glossary of Terms and Definitions Slide 25 Appendix 1: Quarter in Review

16 1 Cash flows exclude acquisitions, dividend payments, stock repurchases, and financing transactions. CASH FLOW PROFILE 3Q25 3Q26 3Q25 3Q26 Holding Company Cash Flows: Net Dividends (Contributions) from/to Subsidiaries -$ -$ 69.3$ 293.8$ Management Fees 31.5 34.5 125.1 128.6 Surplus Debenture Interest 29.4 14.8 77.0 59.0 Earnings on Corporate Investments 3.1 3.0 33.7 16.0 Other 32.6 38.8 25.0 45.5 Holding Company Sources of Cash1 96.6 91.1 330.1 542.9 Holding Company Expenses and Other (23.9) (23.7) (83.6) (176.7) Net Tax Receipts (Payments) 13.0 8.2 22.1 57.7 Interest Payments (2.1) (2.1) (110.0) (79.8) Free Cash Flow1 83.6 73.5 158.6 344.1 Notes Payable Repayment - - (500.0) - Share Repurchases (60.6) (59.5) (351.9) (240.5) Dividend Payments to Stockholders (16.4) (16.5) (66.4) (66.6) Net Change in Holding Company Cash and Investments 6.6 (2.5) (759.7) 37.0 Cash and Investments, Beginning of Period 187.1 233.2 953.4 193.7 Cash and Investments, End of Period 193.7$ 230.7$ 193.7$ 230.7$ Trailing Twelve MonthsFor the Quarter (dollars in millions)

BROKER-DEALER/REGISTERED INVESTMENT ADVISOR

Record client assets in brokerage and advisory; Registered agent count up 4%

		2025		2026		
		3Q	4Q	1Q	2Q	3Q
Net New Client Assets in Brokerage and Advisory[1]	Brokerage	$ 74.1	$ 67.6	$ 63.1	$ 75.1	$ 44.1
	Advisory	124.2	(90.2)	99.2	120.6	90.5
	Total	$ 198.3	$ (22.6)	$ 162.3	$ 195.7	$ 134.6
Client Assets in Brokerage and Advisory[1] **at end of period**	Brokerage	$ 2,472.4	$ 2,543.2	$ 2,521.9	$ 2,749.7	$ 2,749.0
	Advisory	2,567.3	2,493.0	2,560.1	2,940.5	3,048.4
	Total	$ 5,039.7	$ 5,036.2	$ 5,082.0	$ 5,690.2	$ 5,797.4
Registered Agent Counts[2,3]	Total	766	781	794	792	795

1 Client assets include cash and securities in brokerage, broker-dealer customer account assets custodied directly at fund companies and insurance carriers, and assets under management in advisory accounts.

Bankers Life is the marketing brand of various affiliated companies of CNO Financial Group including, Bankers Life and Casualty Company, Bankers Life Securities, Inc., and Bankers Life Advisory Services, Inc. Non-affiliated insurance products are offered through Bankers Life General Agency, Inc. (dba BL General Insurance Agency, Inc., AK, AL, CA, NV, PA). Agents who are financial advisors are registered with Bankers Life Securities, Inc.

Securities and variable annuity products and services are offered by Bankers Life Securities, Inc. Member FINRA/SIPC, (dba BL Securities, Inc., AL, GA, IA, IL, MI, NV, PA). Advisory products and services are offered by Bankers Life Advisory Services, Inc. SEC Registered Investment Adviser (dba BL Advisory Services, Inc., AL, GA, IA, MT, NV, PA). Home Office: 303 East Wacker Drive, 5th Floor, Chicago, IL 60601.

2 Registered agents are dually licensed as insurance agents and financial representatives who can buy and sell securities for clients, and/or investment advisors who can provide ongoing investment advice for clients.

3 Representative counts represent the average of the last 3 months.

(dollars in millions)

CNO FINANCIAL GROUP 17

18 1 Expense ratio calculation = expenses allocated to products plus not allocated to products, divided by the sum of insurance policy income and net investment income allocated to products. Results exclude significant items. 2 See pages 27-30 for a reconciliation of the significant items. EXPENSE RATIO1 (dollars in millions) 3Q 4Q 1Q 2Q 3Q Allocated & Non Allocated Expenses 173.3$ 169.5$ 179.3$ 176.2$ 179.8$ Allocated & Non Allocated Expenses - YTD 529.5 699.0 179.3 355.5 535.3 Significant Items2 -$ -$ -$ -$ -$ Significant Items - YTD2 - - - - - Allocated & Non Allocated Expenses Excluding Significant Items 173.3$ 169.5$ 179.3$ 176.2$ 179.8$ Allocated & Non Allocated Expenses Excluding Significant Items - YTD 529.5 699.0 179.3 355.5 535.3 Policy Income and Net Investment Income Allocated to Products 929.3$ 935.9$ 946.9$ 958.8$ 970.8$ Policy Income and Net Investment Income Allocated to Products - YTD 2,761.0 3,696.9 946.9 1,905.7 2,876.5 Expense Ratio 18.6% 18.1% 18.9% 18.4% 18.5% Expense Ratio - YTD 19.2% 18.9% 18.9% 18.7% 18.6% Rolling Twelve Months Ratio 19.0% 18.9% 18.7% 18.5% 18.5% 2025 2026

19 1 Fair Value as of 9/30/2026. PORTFOLIO COMPOSITION High-quality, liquid portfolio producing solid and consistent results Highlights General Approach $31 Billion of Invested Assets1  High degree of liquidity: over 57% of portfolio in corporate and government bonds  Strong credit risk profile — Capital efficient: ~97% rated NAIC 1 or 2 — Portfolio average rating A — CRE and private credit portfolios performing as expected  Positioned for stable performance across credit cycles  Focus on quality - margin against adverse development  Low impairments through multiple cycles  Embedded asset liability management  Opportunistic investments protect/grow book yield and core earnings power  Growth in AUM leverages increasing book yield, resulting in higher net investment income IG Corporates, 40.5% Non- Agency RMBS, 4.1% Commercial Mortgage Loans, 5.5% Residential Mortgage Loans, 5.1% HY Corporates, 2.1% CMBS, 6.9% Municipals, 8.5% ABS, 6.6% Govts/Agency, 3.2% CLO, 5.2% Equities, 0.9% Other Invested Assets, 2.8% Alternatives, 3.5% Policy Loans, 0.5% Cash, 4.6%

20 3Q26 General Account New Money Purchases NEW MONEY SUMMARY (dollars in millions) $ % GAAP YTM IG Corp AAA-A 496.2 29.9% 6.12% ABS 335.4 20.2% 6.00% IG Corp BBB 335.4 20.2% 6.05% Residential Mortgage Loans 153.8 9.3% 6.34% Municipals 97.7 5.9% 5.82% CRE Loans 89.6 5.4% 5.37% Alternatives 58.1 3.5% 11.99% EM 35.9 2.2% 5.63% CMBS 29.0 1.8% 5.54% Rated Notes 20.1 1.2% 6.86% CLO Debt 5.0 0.3% 5.68% HY Corp 2.0 0.1% 7.63% Total 1,658.2 100.0% 0.00%

21 PRIVATE CREDIT $2.3B of exposure diversified across asset managers, structures, vintages; 2,000+ underlying credits 1 Non-rated (NR) holdings primarily consist of LPs, residuals, and interval funds, all of which are part of our Alternatives allocation but included here because they have private credit exposure. By Rating1 By Structure ………………………….. By Asset Class By Rating Agency A 33% BBB 29% NR 16% AA 14% BB 4% B 2% AAA 2% ABF Loans 41% Rated Notes 25% Portfolio Finance Loans 17% LP/LLC 6% Residual 6% Interval Fund 5% KBRA 59% Moody 22% DBRS Morningstar 10% Fitch 4% Egan Jones 3% S&P 2%

FINANCIAL RESULTS SEASONALITY

	1Q	2Q	3Q	4Q
Medicare Supplement Margin	Seasonally highest claims and surrenders			
Mortality	Seasonally highest mortality			
D2C Advertising	Traditionally highest advertising	Quarterly trend similar to 2025		Traditionally lowest advertising
Fee Income	~1/3 income	Near breakeven	Near breakeven	~2/3 income
Expenses	Traditionally highest expense ratio			Traditionally lowest expense ratio

CNO FINANCIAL GROUP 22

23 New sales focused on short duration products  Recent growth due to strong sales in LTC Fundamental product  99% of new sales for policies with 2 years or less in benefits  Average benefit period of 13 months for policies sold in 2026 Reserve assumptions informed by historical experience  No morbidity improvement  No mortality improvement  Minimal future rate increases Favorable economic profile  Total LTC is just 11% of overall CNO insurance liabilities  Downside risk significantly reduced after 2018 reinsurance transaction  Average maximum benefit at issuance is $168 per day for in-force block Block highlights  Less than 22% of policies have inflation benefits  2% of policies have lifetime benefits, the median benefit period is ~1 year, and the average non-lifetime benefit period is ~1.4 years  Average attained age is 75 years Highly differentiated; prudently-managed in-force block LONG-TERM CARE INSURANCE

24 NOLs with no Expiration Date $176 Value of NOLs Details  Remaining NOLs are expected to be fully utilized and can generally offset 80% of non- life taxable income and 35% of life taxable income  Total estimated economic value of tax assets related to our NOLs of approximately $147 million @ 10% discount rate ($1.57 on a per diluted share basis) $176 $176 million / $1.88 per diluted share value of remaining NOLs TAX ASSET SUMMARY AS OF SEPTEMBER 30, 2026 (dollars in millions)

25 GLOSSARY OF TERMS AND DEFINITIONS New Annualized Premiums – Measured as 100% of new Life and Health annualized premiums and 10% of Single Premium Whole Life deposits. Fee Revenue – Represents fee revenue from the sales of third-party insurance products, fees generated by our broker-dealer and registered investment advisor, and prior to 4Q25, fee revenue earned by the Worksite Division fee services business. Client Assets in Broker-Dealer (BD) and Advisory – Client assets include cash and securities in brokerage, broker-dealer customer account assets custodied directly at fund companies and insurance carriers, and assets under management in advisory accounts. Producing Agent Counts (PAC) – Producing agents represent the monthly average of exclusive agents that have submitted at least one policy in the month. Sales Growth Measure – Sales growth is measured using 100% of new Life and Health annualized premium, 10% of Single Premium Whole Life deposits, and 6% of Annuity collected premium.

26 Appendix 2: Financial Exhibits Non-GAAP Financial Measures Slides 27 - 42

27 (dollars in millions, except per-share amounts) The table below summarizes the financial impact of significant items on our 3Q26 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results. 3Q26 SIGNIFICANT ITEMS (a) Comprised of $56.3 million of the net favorable impact arising from our comprehensive annual actuarial review. (b) A non-GAAP measure. See pages 37 and 38 for a reconciliation to the corresponding GAAP measure. Insurance product margin Annuity 87.9$ (20.5)$ (a) 67.4$ Health 149.1 (7.8) (a) 141.3 Life 96.0 (28.0) (a) 68.0 Total insurance product margin 333.0 (56.3) 276.7 Allocated expenses (161.0) - (161.0) Income from insurance products 172.0 (56.3) 115.7 Fee income (1.1) - (1.1) Investment income not allocated to product lines 68.1 - 68.1 Expenses not allocated to product lines (18.8) - (18.8) Operating earnings before taxes 220.2 (56.3) 163.9 Income tax (expense) benefit on operating income (41.1) 11.4 (29.7) Net operating income (b) 179.1$ (44.9)$ 134.2$ Net operating income per diluted share (b) 1.90$ (0.48)$ 1.42$ Three months ended September 30, 2026 Actual results Significant items Excluding significant items

28 2025 SIGNIFICANT ITEMS The table below summarizes the financial impact of significant items on our 2025 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results. (dollars in millions, except per-share amounts) Insurance product margin Annuity 238.6$ (16.6)$ (a) 222.0$ Health 556.6 (21.1) (a) 535.5 Life 272.4 (10.4) (a) 262.0 Total insurance product margin 1,067.6 (48.1) 1,019.5 Allocated expenses (611.3) - (611.3) Income from insurance products 456.3 (48.1) 408.2 Fee income 15.2 - 15.2 Investment income not allocated to product lines 169.4 - 169.4 Expenses not allocated to product lines (87.7) - (87.7) Operating earnings before taxes 553.2 (48.1) 505.1 Income tax (expense) benefit on operating income (114.0) 10.6 (103.4) Net operating income (b) 439.2$ (37.5)$ 401.7$ Net operating income per diluted share (b) 4.40$ (0.38)$ 4.02$ Actual Results Significant Items Excluding significant items Year ended December 31, 2025 (a) Comprised of $41.3 million of the net favorable impact arising from our comprehensive annual actuarial review during 3Q25 and $6.8 million of the favorable impact of an out-of-period adjustment which decreased reserves, during 1Q25. (b) A non-GAAP measure. See pages 37 and 38 for a reconciliation to the corresponding GAAP measure.

29 (dollars in millions, except per-share amounts) The table below summarizes the financial impact of significant items on our 3Q25 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results. 3Q25 SIGNIFICANT ITEMS (a) Comprised of $41.3 million of the net favorable impact arising from our comprehensive annual actuarial review. (b) A non-GAAP measure. See pages 37 and 38 for a reconciliation to the corresponding GAAP measure. Insurance product margin Annuity 72.9$ (16.6)$ (a) 56.3$ Health 157.0 (21.1) (a) 135.9 Life 70.6 (3.6) (a) 67.0 Total insurance product margin 300.5 (41.3) 259.2 Allocated expenses (151.0) - (151.0) Income from insurance products 149.5 (41.3) 108.2 Fee income (3.9) - (3.9) Investment income not allocated to product lines 39.5 - 39.5 Expenses not allocated to product lines (22.3) - (22.3) Operating earnings before taxes 162.8 (41.3) 121.5 Income tax (expense) benefit on operating income (35.6) 9.1 (26.5) Net operating income (b) 127.2$ (32.2)$ 95.0$ Net operating income per diluted share (b) 1.29$ (0.33)$ 0.96$ Three months ended September 30, 2025 Actual results Significant items Excluding significant items

30 (dollars in millions, except per-share amounts) The table below summarizes the financial impact of significant items on our 1Q25 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results. 1Q25 SIGNIFICANT ITEMS (a) Comprised of $6.8 million of the favorable impact of an out-of-period adjustment which decreased reserves. (b) A non-GAAP measure. See pages 37 and 38 for a reconciliation to the corresponding GAAP measure. Insurance product margin Annuity 54.5$ -$ 54.5$ Health 126.2 - 126.2 Life 68.2 (6.8) (a) 61.4 Total insurance product margin 248.9 (6.8) 242.1 Allocated expenses (161.2) - (161.2) Income from insurance products 87.7 (6.8) 80.9 Fee income (0.8) - (0.8) Investment income not allocated to product lines 38.0 - 38.0 Expenses not allocated to product lines (20.3) - (20.3) Operating earnings before taxes 104.6 (6.8) 97.8 Income tax (expense) benefit on operating income (23.5) 1.5 (22.0) Net operating income (b) 81.1$ (5.3)$ 75.8$ Net operating income per diluted share (b) 0.79$ (0.05)$ 0.74$ Actual results Significant items Excluding significant items Three months ended March 31, 2025

QUARTERLY EARNINGS

	3Q25	4Q25	1Q26	2Q26	3Q26
Insurance product margin					
Annuity	$ 72.9	$ 56.4	$ 58.5	$ 60.6	$ 87.9
Health	157.0	139.4	132.6	147.2	149.1
Life	70.6	70.0	65.8	71.2	96.0
Total insurance product margin	300.5	265.8	256.9	279.0	333.0
Allocated expenses	(151.0)	(149.7)	(159.9)	(152.9)	(161.0)
Income from insurance products	149.5	116.1	97.0	126.1	172.0
Fee income	(3.9)	19.1	10.6	(1.2)	(1.1)
Investment income not allocated to product lines	39.5	58.1	41.7	49.4	68.1
Expenses not allocated to product lines	(22.3)	(19.8)	(19.4)	(23.3)	(18.8)
Operating earnings before taxes	162.8	173.5	129.9	151.0	220.2
Income tax expense on operating income	(35.6)	(30.1)	(28.6)	(31.5)	(41.1)
Net operating income*	127.2	143.4	101.3	119.5	179.1
Net realized investment gains (losses) from disposals, impairments and change in allowance for credit losses	(8.8)	(25.2)	(15.2)	(13.6)	(48.3)
Net change in market value of investments recognized in earnings	5.8	(1.3)	(7.5)	(1.1)	(16.4)
Fair value changes related to agent deferred compensation plan	-	(1.7)	-	-	10.0
Changes in fair value of embedded derivative liabilities and market risk benefits	(18.1)	(1.5)	(42.4)	34.6	69.7
Expenses related to TechMod initiative	(7.2)	(9.9)	(13.7)	(9.7)	(10.1)
Goodwill and other asset impairment	(96.7)	(5.2)	-	-	-
Net loss related to divested business	-	(17.3)	(1.9)	(1.1)	-
Other	(1.6)	-	(0.8)	(0.4)	1.3
Non-operating income (loss) before taxes	(126.6)	(62.1)	(81.5)	8.7	6.2
Income tax (expense) benefit on non-operating income (loss)	22.5	11.6	17.9	(2.3)	(2.1)
Valuation allowance for deferred tax assets	-	-	-	-	(22.1)
Net non-operating income (loss)	(104.1)	(50.5)	(63.6)	6.4	(18.0)
Net income	$ 23.1	$ 92.9	$ 37.7	$ 125.9	$161.1

*Management believes that an analysis of net income applicable to common stock before the following items (each net of tax, except as noted) is important to evaluate the financial performance of the Company, and is a key measure commonly used in the life insurance industry: (i) net realized investment gains or losses from disposals, impairments and the change in allowance for credit losses; (ii) net change in market value of investments recognized in earnings; (iii) changes in fair value of embedded derivative liabilities and market risk benefits related to our fixed indexed annuities; (iv) fair value changes related to the agent deferred compensation plan; (v) gains or losses related to material reinsurance transactions; (vi) loss on extinguishment of debt; (vii) changes in the valuation allowance for deferred tax assets and other tax items; (viii) costs related to our three-year project to modernize certain elements of our technology ("TechMod") that are incremental to normal spend and will not recur following implementation; (ix) goodwill and other asset impairment expenses; (x) gains or losses related to divested business; and (xi) other non-operating items including earnings attributable to variable interest entities (collectively, "net operating income," a non-GAAP financial measure). The income tax expense or benefit allocated to the items included in net non-operating income (loss) represents the current and deferred income tax expense or benefit allocated to the items included in non-operating earnings. Management believes this information provides a better understanding of the business and a more meaningful analysis of results of our insurance product lines. A reconciliation of net operating income to net income applicable to common stock is provided in the table on page 33.

(dollars in millions)

CNO FINANCIAL GROUP

31

32 The following provides additional information regarding certain non-GAAP measures used in this presentation. A non-GAAP measure is a numerical measure of a company’s performance, financial position, or cash flows that excludes or includes amounts that are normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered as substitutes for the most directly comparable GAAP measures. Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investors – SEC Filings” section of CNO’s website, www.CNOinc.com. Operating earnings measures Management believes that an analysis of net income applicable to common stock before the following items (each net of tax, except as noted) is important to evaluate the financial performance of the Company, and is a key measure commonly used in the life insurance industry: (i) net realized investment gains or losses from disposals, impairments and the change in allowance for credit losses; (ii) net change in market value of investments recognized in earnings; (iii) changes in fair value of embedded derivative liabilities and market risk benefits related to our fixed indexed annuities; (iv) fair value changes related to the agent deferred compensation plan; (v) gains or losses related to material reinsurance transactions; (vi) loss on extinguishment of debt; (vii) changes in the valuation allowance for deferred tax assets and other tax items; (viii) costs related to our three-year project to modernize certain elements of our technology ("TechMod") that are incremental to normal spend and will not recur following implementation; (ix) goodwill and other asset impairment expenses; (x) gains or losses related to divested business; and (xi) other non-operating items including earnings attributable to variable interest entities (collectively, "net operating income," a non-GAAP financial measure). The income tax expense or benefit allocated to the items included in net non-operating income (loss) represents the current and deferred income tax expense or benefit allocated to the items included in non-operating earnings. Management believes this information provides a better understanding of the business and a more meaningful analysis of results of our insurance product lines. A reconciliation of net operating income to net income applicable to common stock is provided in the table on page 33. INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES

INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES

A reconciliation of net income applicable to common stock to net operating income (and related per-share amounts) is as follows:

	3Q25	4Q25	1Q26	2Q26	3Q26
Net income applicable to common stock	$ 23.1	$ 92.9	$ 37.7	$ 125.9	$ 161.1
Non-operating items:					
Net realized investment (gains) losses from sales and impairments	8.8	25.2	15.2	13.6	48.3
Net change in market value of investments recognized in earnings	(5.8)	1.3	7.5	1.1	16.4
Fair value changes related to the agent deferred compensation plan	-	1.7	-	-	(10.0)
Changes in fair value of embedded derivative liabilities and market risk benefits	18.1	1.5	42.4	(34.6)	(69.7)
Expenses related to TechMod initiative	7.2	9.9	13.7	9.7	10.1
Goodwill and other asset impairment	96.7	5.2	-	-	-
Net loss related to divested business	-	17.3	1.9	1.1	-
Other	1.6	-	0.8	0.4	(1.3)
Non-operating (income) loss before taxes	126.6	62.1	81.5	(8.7)	(6.2)
Income tax expense (benefit) on non-operating income	(22.5)	(11.6)	(17.9)	2.3	2.1
Valuation allowance for deferred tax assets	-	-	-	-	22.1
Net non-operating (income) loss	104.1	50.5	63.6	(6.4)	18.0
Net operating income (a non-GAAP financial measure)	$ 127.2	$ 143.4	$ 101.3	$ 119.5	$ 179.1
Per diluted share:					
Net income	$ 0.24	$ 0.95	$ 0.39	$ 1.33	$ 1.71
Net realized investment (gains) losses from sales and impairments (net of taxes)	0.07	0.22	0.12	0.11	0.41
Net change in market value of investments recognized in earnings (net of taxes)	(0.05)	0.01	0.06	0.01	0.14
Changes in fair value of embedded derivative liabilities and market risk benefits (net of taxes)	0.14	0.02	0.34	(0.28)	(0.59)
Fair value changes related to the agent deferred compensation plan (net of taxes)	-	0.01	-	-	(0.08)
Expenses related to TechMod initiative	0.06	0.08	0.11	0.08	0.09
Goodwill and other asset impairment	0.82	0.04	-	-	-
Net loss related to divested business	-	0.14	0.02	0.01	-
Valuation allowance for deferred tax assets	-	-	-	-	0.23
Other	0.01	-	0.01	-	(0.01)
Net operating income (a non-GAAP financial measure)	$ 1.29	$ 1.47	$ 1.05	$ 1.26	$ 1.90

(dollars in millions, except per-share amounts)

CNO FINANCIAL GROUP

33

34 A reconciliation of operating income and shares used to calculate basic and diluted operating earnings per share is as follows: (dollars in millions, except per-share amounts, and shares in thousands) INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES 3Q25 4Q25 1Q26 2Q26 3Q26 Net operating income 127.2$ 143.4$ 101.3$ 119.5$ 179.1$ Weighted average shares outstanding for basic earnings per share 96,603 95,136 94,078 93,194 92,195 Effect of dilutive securities on weighted average shares: Employee benefit plans 1,951 2,142 2,061 1,758 2,059 Weighted average shares outstanding for diluted earnings per share 98,553 97,278 96,139 94,952 94,253 Net operating income per diluted share 1.29$ 1.47$ 1.05$ 1.26$ 1.90$

INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES

Book value per diluted share

Book value per diluted share reflects the potential dilution that could occur if outstanding stock options were exercised and restricted stock and performance units were vested. The dilution from options, restricted shares and performance units is calculated using the treasury stock method. Under this method, we assume the proceeds from the exercise of the options (or the unrecognized compensation expense with respect to restricted stock and performance units) will be used to purchase shares of our common stock at the closing market price on the last day of the period. In addition, the calculation of this non-GAAP measure differs from the corresponding GAAP measure because accumulated other comprehensive income (loss) has been excluded from the value of capital used to determine this measure. Management believes this non-GAAP measure is useful because it removes the volatility that arises from changes in the unrealized appreciation (depreciation) of our investments.

A reconciliation from book value per share to book value per diluted share, excluding accumulated other comprehensive income (loss) is as follows:

	3Q25	4Q25	1Q26	2Q26	3Q26
Total shareholders' equity	$ 2,611.0	$ 2,638.2	$ 2,498.4	$ 2,591.6	$ 2,323.7
Shares outstanding for the period	95,840,989	94,484,339	93,795,306	92,696,990	91,705,509
Book value per share	$ 27.24	$ 27.92	$ 26.64	$ 27.96	$ 25.34
Total shareholders' equity	$ 2,611.0	$ 2,638.2	$ 2,498.4	$ 2,591.6	$ 2,323.7
Accumulated other comprehensive loss	(1,118.9)	(1,115.0)	(1,217.6)	(1,182.8)	(1,545.8)
Adjusted shareholders' equity excluding AOCI	$ 3,729.9	$ 3,753.2	$ 3,716.0	$ 3,774.4	$ 3,869.5
Shares outstanding for the period	95,840,989	94,484,339	93,795,306	92,696,990	91,705,509
Dilutive common stock equivalents related to:					
Stock options, restricted stock and performance units	2,061,774	2,229,874	1,528,160	1,854,426	2,015,117
Diluted shares outstanding	97,902,763	96,714,213	95,323,466	94,551,416	93,720,626
Book value per diluted share excluding AOCI (a non-GAAP measure)	$ 38.10	$ 38.81	$ 38.98	$ 39.92	$ 41.29

(dollars in millions, except share and per-share amounts)

CNO FINANCIAL GROUP

35

36 Operating return measures Management believes that an analysis of net income applicable to common stock before the following items (each net of tax, except as noted) is important to evaluate the financial performance of the Company, and is a key measure commonly used in the life insurance industry: (i) net realized investment gains or losses from disposals, impairments and the change in allowance for credit losses; (ii) net change in market value of investments recognized in earnings; (iii) changes in fair value of embedded derivative liabilities and market risk benefits related to our fixed indexed annuities; (iv) fair value changes related to the agent deferred compensation plan; (v) gains or losses related to material reinsurance transactions; (vi) loss on extinguishment of debt; (vii) changes in the valuation allowance for deferred tax assets and other tax items; (viii)costs related to our three-year project to modernize certain elements of our technology ("TechMod") that are incremental to normal spend and will not recur following implementation; (ix) goodwill and other asset impairment expenses; (x) gains or losses related to divested business; and (xi) other non-operating items including earnings attributable to variable interest entities (collectively, "net operating income," a non-GAAP financial measure). The income tax expense or benefit allocated to the items included in net non-operating income (loss) represents the current and deferred income tax expense or benefit allocated to the items included in non-operating earnings. Management believes this information provides a better understanding of the business and a more meaningful analysis of results of our insurance product lines. Management also believes that an operating return, excluding significant items, is important as the impact of these items enhances the understanding of our operating results. This non-GAAP financial measure also differs from return on equity because accumulated other comprehensive income (loss) has been excluded from the value of equity used to determine this ratio. Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss). Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management. In addition, our equity includes the value of significant net operating loss carryforwards (included in income tax assets on our consolidated balance sheet). In accordance with GAAP, these assets are not discounted and accordingly will not provide a return to shareholders (until after it is realized as a reduction to taxes that would otherwise be paid). Management believes that excluding this value from the equity component of this measure enhances the understanding of the effect these non-discounted assets have on operating returns and the comparability of these measures from period-to-period. Operating return measures are used in measuring the performance of our business units and are used as a basis for incentive compensation. INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES

37 The calculations of: (i) Operating return on equity (a non-GAAP financial measure); (ii) Operating return, excluding significant items, on equity (a non-GAAP financial measure); and (iii) return on equity are as follows: (dollars in millions) (Continued on next page) Trailing four quarters average equity is calculated using the following formula (P = Period) – ((P1+P2) /2 +(P2+P3) /2 +(P3+P4) /2 + (P4+P5) /2) /4 [e.g. – the formula for calculating 3Q26 average equity would be the following – ((3Q25+4Q25) /2) + (4Q25+1Q26) /2) + (1Q26+2Q26) /2) + (2Q26+3Q26) /2) /4 ] INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES 3Q25 4Q25 1Q26 2Q26 3Q26 Net operating income 433.8$ 439.2$ 459.4$ 491.4$ 543.3$ Net operating income, excluding significant items 399.4$ 401.7$ 427.2$ 459.2$ 498.4$ Net income 319.3$ 229.3$ 245.5$ 279.6$ 417.6$ Average common equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,580.0$ 3,536.7$ 3,494.5$ 3,495.4$ 3,522.7$ Average common shareholders' equity 2,560.6$ 2,566.4$ 2,574.7$ 2,576.2$ 2,548.9$ Operating return on equity (a non-GAAP financial measure) 12.1% 12.4% 13.1% 14.1% 15.4% Operating return on equity, excluding significant items (a non-GAAP financial measure) 11.2% 11.4% 12.2% 13.1% 14.1% Return on equity 12.5% 8.9% 9.5% 10.9% 16.4% Twelve Months Ended

38 The following summarizes: (i) operating earnings; (ii) significant items; (iii) operating earnings, excluding significant items; and (iv) net income (loss): (dollars in millions) (a) The significant items have been discussed in either the current or prior press releases. (Continued on next page) INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES Net operating income Significant items (a) Net operating income, excluding significant items Net operating income, excluding significant items - trailing four quarters Net income (loss) Net income - trailing four quarters 4Q24 138.0$ 3.1$ 141.1$ 410.5$ 182.9$ 420.8$ 1Q25 81.1 (5.3) 75.8 428.8 21.5 330.0 2Q25 87.5 - 87.5 401.7 91.8 305.5 3Q25 127.2 (32.2) 95.0 399.4 23.1 319.3 4Q25 143.4 - 143.4 401.7 92.9 229.3 1Q26 101.3 - 101.3 427.2 37.7 245.5 2Q26 119.5 - 119.5 459.2 125.9 279.6 3Q26 179.1 (44.9) 134.2 498.4 161.1 417.6

INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES

The calculations of: (i) operating return on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure); (ii) operating return, excluding significant item, on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure); and (iii) return on equity are as follows:

	Twelve Months Ended				
	3Q25	4Q25	1Q26	2Q26	3Q26
Pre-tax operating earnings (a non-GAAP financial measure)	$553.6	$553.2	$578.5	$617.2	$674.6
Income tax expense	(119.8)	(114.0)	(119.1)	(125.8)	(131.3)
Operating return	433.8	439.2	459.4	491.4	543.3
Non-operating items:					
Net realized investment losses from sales and impairments	(78.9)	(69.0)	(71.0)	(62.8)	(102.3)
Net change in market value of investments recognized in earnings	9.0	14.3	0.4	(4.1)	(26.3)
Changes in fair value of embedded derivative liabilities and market risk benefits	30.1	(64.0)	(36.8)	(27.4)	60.4
Fair value changes and amendment related to the agent deferred compensation plan	6.6	(1.7)	(1.7)	(1.7)	8.3
Expenses related to TechMod initiative	(10.4)	(20.3)	(34.0)	(40.5)	(43.4)
Goodwill and other asset impairment	(96.7)	(101.9)	(101.9)	(101.9)	(5.2)
Net loss related to divested business	-	(17.3)	(19.2)	(20.3)	(20.3)
Other	0.8	0.1	(0.3)	(2.8)	0.1
Non-operating income (loss) before taxes	(139.5)	(259.8)	(264.5)	(261.5)	(128.7)
Income tax (expense) benefit on non-operating income (loss)	25.0	49.9	50.6	49.7	25.1
Valuation allowance for deferred tax assets	-	-	-	-	(22.1)
Net non-operating income (loss)	(114.5)	(209.9)	(213.9)	(211.8)	(125.7)
Net income	$319.3	$229.3	$245.5	$279.6	$417.6

(dollars in millions)

(Continued on next page)

CNO FINANCIAL GROUP 39

40 A reconciliation of consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) to common shareholders’ equity, is as follows: (dollars in millions) 1Q24 2Q24 3Q24 4Q24 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,536.8$ 3,596.7$ 3,529.9$ 3,810.0$ Net operating loss carryforwards 311.2 296.5 273.9 76.6 Accumulated other comprehensive loss (1,480.3) (1,464.3) (1,116.0) (1,371.4) Common shareholders' equity 2,367.7$ 2,428.9$ 2,687.8$ 2,515.2$ 1Q25 2Q25 3Q25 4Q25 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,498.9$ 3,504.3$ 3,483.6$ 3,510.2$ Net operating loss carryforwards 295.3 271.1 246.3 243.0 Accumulated other comprehensive loss (1,239.1) (1,252.7) (1,118.9) (1,115.0) Common shareholders' equity 2,555.1$ 2,522.7$ 2,611.0$ 2,638.2$ 1Q26 2Q26 3Q26 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,461.2$ 3,548.5$ 3,658.3$ Net operating loss carryforwards 254.8 225.9 211.2 Accumulated other comprehensive loss (1,217.6) (1,182.8) (1,545.8) Common shareholders' equity 2,498.4$ 2,591.6$ 2,323.7$ INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES

41 A reconciliation of consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) to common shareholders’ equity, is as follows: (dollars in millions) INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES 3Q25 4Q25 1Q26 2Q26 3Q26 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,580.0$ 3,536.7$ 3,494.5$ 3,495.4$ 3,522.7$ Net operating loss carryforwards 225.8 243.1 258.9 248.1 238.1 Accumulated other comprehensive loss (1,245.2) (1,213.4) (1,178.7) (1,167.3) (1,211.9) Common shareholders' equity 2,560.6$ 2,566.4$ 2,574.7$ 2,576.2$ 2,548.9$ Trailing Four Quarter Average

42 2024 2025 1Q26 2Q26 3Q26 Corporate notes payable 1,833.5$ 1,335.6$ 1,336.0$ 1,336.3$ 1,336.7$ Total shareholders' equity 2,515.2 2,638.2 2,498.4 2,591.6 2,323.7 Total capital 4,348.7$ 3,973.8$ 3,834.4$ 3,927.9$ 3,660.4$ Corporate debt to capital 42.2% 33.6% 34.8% 34.0% 36.5% Corporate notes payable 1,833.5$ 1,335.6$ 1,336.0$ 1,336.3$ 1,336.7$ Total shareholders' equity 2,515.2 2,638.2 2,498.4 2,591.6 2,323.7 Less accumulated other comprehensive (income) loss 1,371.4 1,115.0 1,217.6 1,182.8 1,545.8 Total capital 5,720.1$ 5,088.8$ 5,052.0$ 5,110.7$ 5,206.2$ Debt to total capital ratio, excluding AOCI (a non-GAAP financial measure) 32.1% 26.2% 26.4% 26.1% 25.7% Corporate notes payable $1,833.5 Assumed repayment of 2025 notes, net of unamortized debt issuance costs (499.5) Adjusted corporate notes payable $1,334.0 Total shareholders' equity $2,515.2 Less accumulated other comprehensive loss 1,371.4 Loss on assumed extinguishment of debt (0.4) Adjusted shareholders' equity $3,886.2 Adjusted total capital $5,220.2 Debt to total capital ratio, excluding AOCI, as adjusted for the assumed repayment of the 2025 Notes (a non- GAAP financial measure) 25.6% Debt to capital ratio, excluding accumulated other comprehensive income (loss) The debt to capital ratio, excluding accumulated other comprehensive income (loss), differs from the debt to capital ratio because accumulated other comprehensive income (loss) has been excluded from the value of capital used to determine this measure. Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss). Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management. A reconciliation of these ratios is as follows: (dollars in millions) INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES